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                                  Exhibit 10.11

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED HEREBY OR ANY PORTION THEREOF OR INTEREST THEREIN MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

             VOID AFTER 5:00 P.M., PACIFIC TIME, DECEMBER 31, 2003.

                                     WARRANT

                           For the Purchase of 246,000
                             Shares of Common Stock
                                       of
                          WORLDWIDE MEDICAL CORPORATION
                             A Delaware corporation

        THIS CERTIFIES THAT, for value received, Jemo Kang (the "Holder"), as registered owner of this Warrant ("Warrant"), is entitled to at any time or from time to time after the date of this Warrant, and before 5:00 P.M., Pacific Time, December 31, 2003, but not thereafter, to subscribe for, purchase and receive up to two hundred forty-six thousand (246,000) fully paid and non-assessable shares of the common stock of WORLDWIDE MEDICAL CORPORATION, a Delaware corporation (the "Company"), at an exercise price of Forty Cents ($0.40) per share (the "Exercise Price"), upon presentation and surrender of this Warrant and upon payment of the Exercise Price for such shares to the Company at the principal office of the Company, subject to the conditions set forth in the Statement of Rights of Warrant Holder, a copy of which is attached hereto as Annex I hereto and by this reference made a part hereof. The term "Common Stock" means the shares of Common Stock, $0.001 par value, of the Company as constituted on January 1, 2001 (the "Base Date"). Payment of the Exercise Price may be made in cash, by cashier's check or wire transfer. Upon exercise of this Warrant, the form of election hereinafter provided for must be duly executed and the instructions for registration of the Common Stock acquired by such exercise must be completed. If the subscription rights represented hereby shall not be exercised at or before 5:00 P.M., Pacific Time, three (3) years after the date of this Warrant, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.

        This Warrant may be exercised in accordance with its terms in whole or in part. In the event of the exercise or assignment hereof in part only, the Company shall cause to be delivered to the Holder a new Warrant of like tenor to this Warrant in the name of the Holder representing the number of shares with respect to which this Warrant shall not then have been exercised.


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        The Holder may not transfer or assign this Warrant or the shares of the
Common Stock issuable upon full or partial exercise hereof except to a family member or affiliate or to an employee or agent of an affiliate of the Holder.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of the 1st day of January, 2001.

                                        WORLDWIDE MEDICAL CORPORATION
                                        a Delaware corporation

                                        By:
                                            ------------------------------------
                                            Daniel McGuire, President


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                      Form to be used to exercise Warrant:

TO:     WORLDWIDE MEDICAL CORPORATION

DATE: ____________________

        The Undersigned hereby elects irrevocably to exercise the within Warrant and to purchase _____________ shares of the Common Stock of the Company called for thereby, and hereby makes payment by cash, cashier's check or wire transfer of $___________ (at the rate of $.40 per share of Common Stock) in payment of the Exercise Price pursuant thereto. Please issue the shares of Common Stock as to which this Warrant is exercised in the name of:

                                       -----------------------------------------
                                                         (Name)

                                       -----------------------------------------

                                       -----------------------------------------
                                                        (Address)

                                       -----------------------------------------
                                            (Taxpayer Identification Number)

and if said number of Warrants shall not be all the Warrants evidenced by the within Warrant Certificate, issue a new Warrant Certificate for the balance remaining of such Warrants to the undersigned at the address stated below.

                                       Name of Holder:

                                       -----------------------------------------
                                                   (Please Print)

                                       Signature:


                                       -----------------------------------------

                                       -----------------------------------------

                                       -----------------------------------------
                                                        (Address)


                                       Signature Guaranteed:


                                       -----------------------------------------

        NOTICE: The signature to the form to exercise must correspond with the name as written upon the face of the within Warrant in every particular without alteration or enlargement


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or any change whatsoever, and must be guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.


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                    ANNEX I TO WORLDWIDE MEDICAL CORPORATION

               COMMON STOCK PURCHASE WARRANT DATED JANUARY 1, 2001

                      STATEMENT OF RIGHTS OF WARRANT HOLDER

        1. Exercise of Warrant. This Warrant may be exercised in whole or in part at any time or from time to time after the date of this Warrant (the "Issue Date") and before 5:00 p.m., Pacific Time, December 31, 2003 (the "Warrant Exercise Term"), by presentation and surrender hereof to the Company, with the Exercise Form annexed hereto duly executed and accompanied by payment by cash, cashier's check or wire transfer of the Exercise Price for the number of shares specified in such form, together with all federal and state taxes applicable upon such exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder. Upon receipt by the Company of this Warrant and the Exercise Price at the office or agency of the Company, in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

        2. Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

        3. Restrictions on Transfer. The Holder of this Warrant, by acceptance thereof, agrees that the Holder shall not sell, transfer, or assign any of his/its right, title, and interest in and to the Warrant except to a family member or an affiliate or to an employee or agent of an affiliate of the Holder. The Holder further agrees that the certificates evidencing the Warrant and Common Stock which will be delivered to such Holder by the Company shall bear substantially the following legend:

        THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "ACT") AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REQUIREMENTS FOR SUCH REGISTRATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER, PLEDGE, HYPOTHECATION, OR OTHER DISPOSITION OF THE SECURITIES EVIDENCED HEREBY OR ANY PORTION THEREOF OR INTEREST THEREIN MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


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        The Holder, at the time all or a portion of such Warrant is exercised, agrees to make such written representations to the Company as counsel for the Company may reasonably request in order that the Company may be reasonably satisfied that such exercise of the Warrant and consequent issuance of Common Stock will not violate the registration and prospectus delivery requirements of the Act, or other applicable state securities laws.

        4. Loss or Mutilation. Upon receipt by the Company of evidence satisfactory to it (in the exercise of reasonable discretion) of the ownership of and the loss, theft, destruction or mutilation of any Warrant and (in the case of loss, theft or destruction) of indemnity satisfactory to it (in the exercise of reasonable discretion), and (in the case of mutilation) upon surrender and cancellation thereof, the Company will execute and deliver in lieu thereof a new Warrant of like tenor.

        5. Reservation of Common Stock. The Company shall at all times reserve and keep available for issue upon the exercise of Warrants such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the exercise in full of all outstanding Warrants.

        6. Redemption. This Warrant is not redeemable by the Company.

        7. Protective Provisions.

               7.1 Adjustment for Dividends in Other Securities, Property, Etc.; Reclassifications, Etc. In case at any time or from time to time after the Base Date, the holders of Common Stock of the Company (or any other securities at the time receivable upon the exercise of this Warrant) shall have received, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive without payment therefor (a) other or additional securities or property (other than cash) by way of dividend, (b) any cash paid or payable except out of earned surplus of the Company at the Base Date as increased (decreased) by subsequent credits (charges) thereto (other than credits in respect of any capital or paid-in surplus or surplus created as a result of a revaluation of property) or (c) other or additional (or less) securities or property (including cash) by way of stock-split, spin-off, split-up, reclassification, recapitalization, share exchange, separation, combination of shares or similar corporate rearrangement, then, and in each such case, the Holder of this Warrant, upon the exercise thereof as provided in
Section 1, shall be entitled to receive the amount of securities and property (including cash in the cases referred to in clauses (b) and (c) above) which such Holder would hold on the date of such exercise if on the Base Date it had been the holder of record of the number of shares of Common Stock (as constituted on the Base Date) subscribed for upon such exercise as provided in
Section 1 and had thereafter, during the period from the Base Date to and including the date of such exercise, retained such shares and/or all other additional (or less) securities and property (including cash in the cases referred to in clauses (b) and (c) above) receivable by it as aforesaid during such period, giving effect to all adjustments called for during such period by
Section 7.2.

               7.2 Adjustment for Reorganization, Consolidation, Merger, Etc. In case of any reorganization of the Company (or any other corporation, the securities of which are at the


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time receivable on the exercise of this Warrant) after the Base Date or in case after such date the Company (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, and, as a condition of such transaction, the Company will cause adequate provision to be made whereby the Holder of this Warrant upon the exercise hereof as provided in
Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in
Section 7.1; in each such case, the terms of this Warrant shall be applicable to the securities or property receivable upon the exercise of this Warrant after such consummation.

               7.3 Adjustment for Forward and Reverse Splits. In case at any time or from time to time after the Base Date, the Company shall cause its Common Stock, or that class of its equity securities into which the Common Stock may, as of that date been converted or exchanged, to be the subject of a forward or reverse split, then the number of shares of the Company's capital stock into which this Warrant may be exercised and the Exercise Price shall be correspondingly equitably adjusted.

               7.4 Certificate as to Adjustments. In each case of an adjustment in the number of shares of Common Stock (or other securities or property) receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment and showing in detail the facts upon which such adjustment is based, including a statement of (a) such factors set forth in Sections 7.1, 7.2 or 7.3 above as may be relevant to such adjustment and (b) the Pro Forma Adjusted Exercise Price. The Company will forthwith mail a copy of each such certificate to each holder of the Warrant.

               7.5 In connection with the preparation of any notice required pursuant to Section 7, the Company shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation.

Further, in the case of any voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to each holder of the Warrant at the time outstanding a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, or winding-up is to take place, and the time, if any, is to be fixed, as to which the holders of record of Common Stock (or such other securities)


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for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified and the Warrant may be exercised prior to said date during the term of the Warrant no later than five days prior to said date.

        8. Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class registered or certified mail, postage prepaid, return receipt requested, to the address furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address to the Company in writing.

        9. Change; Waiver. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

        10. Law Governing. This Warrant shall be construed and enforced in accordance with and governed by the laws of California.

DATED AS OF: January 1, 2001

                                       WORLDWIDE MEDICAL CORPORATION
                                       a Delaware corporation

                                       By:
                                          --------------------------------------
                                          Daniel McGuire, President


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